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Semi-Annual Report

April 30, 2002

MuniVest
Fund II, Inc.

www.mlim.ml.com

MUNIVEST FUND II, INC.

The Benefits and Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                          MuniVest Fund II, Inc., April 30, 2002

DEAR SHAREHOLDER

For the six-month period ended April 30, 2002, the Common Stock of MuniVest Fund II, Inc. earned $0.445 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 6.46%, based on a month-end per share net asset value of $13.89. Over the same period, the total investment return on the Fund's Common Stock was +0.46%, based on a change in net asset value from $14.29 to $13.89, and assuming reinvestment of $0.443 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 1.33%; Series B, 1.35%; and Series C, 1.70%.

The Municipal Market Environment

During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April 30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Portfolio Strategy

For the six-month period ended April 30, 2002, the economic environment remained very favorable for fixed-income investments, and we believe that the majority of recent interest rate declines has already occurred. The Federal Reserve Board's actions taken in 2001, combined with recent and potential additional Federal fiscal stimulus, should eventually restore US economic activity. Consequently, we maintained the neutral position we adopted last year. While this position prevented us from taking advantage of potential short-term trading opportunities, it allowed us to avoid the widely fluctuating asset valuations associated with market volatility. However, the Fund's fully invested position allowed us to participate in recent market appreciation and enhanced shareholder income that otherwise might have been jeopardized by market-timing strategies. The Fund's fully invested position also proved beneficial as short-term municipal bond interest rates have


                                     2 & 3

                                          MuniVest Fund II, Inc., April 30, 2002

recently declined to approximately 1.25%-1.50%. We are likely to maintain the Fund's present neutral position in the coming months as no significant economic recovery is expected until some time later in 2002. Should business activity improve throughout 2002, we will adopt a more defensive position, anticipating an increase in long-term interest rates.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 1%-1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director

/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President

/s/ John M. Loffredo

John M. Loffredo
Senior Vice President

/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

May 29, 2002

Special Notice to Shareholders

The 2003 Annual Meeting of shareholders of MuniVest Fund II, Inc. will be held in January 2003. Shareholders who wish to submit a proposal for that meeting must do so by September 6, 2002.

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's    Face
STATE               Ratings  Ratings   Amount     Issue                                                                        Value
====================================================================================================================================
Alabama--0.9%       BBB        Baa2    $2,500     Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                                  (Champion International Corporation Project), AMT, Series A, 6.50%
                                                  due 9/01/2025                                                               $2,553
====================================================================================================================================
Arizona--1.0%       AAA        Aaa      2,315     Maricopa County, Arizona, Tempe Elementary Unified School District
                                                  Number 3, GO, Refunding, 7.50% due 7/01/2010 (c)                             2,870
====================================================================================================================================
California--0.9%    AAA        Aaa      2,165     California Statewide Communities Development Authority, COP, Refunding,
                                                  6% due 8/15/2016 (h)                                                         2,389
====================================================================================================================================
Colorado--5.8%      NR*        Aa2        195     Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior-Series F, 8.625%
                                                  due 6/01/2025                                                                  204
                    NR*        Aa2      1,515     Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior
                                                  Series A-2, 7.50% due 4/01/2031                                              1,705
                    A          A2       5,940     Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series C,
                                                  6.75% due 11/15/2022                                                         6,162
                                                  Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                  Improvement Fee):
                    NR*        NR*      3,025       Series A, 7.35% due 9/01/2031                                              2,916
                    NR*        NR*      1,000       Series B, 7% due 9/01/2031                                                   974
                    A1+        VMIG1@     800     Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN,
                                                  1.75% due 5/01/2013 (a)(b)                                                     800
                    NR*        NR*      1,325     North Range, Colorado, Metropolitan District Number 1, GO, 7.25%
                                                  due 12/15/2031                                                               1,283
                    BB+        Ba1      1,900     Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                                  First Tier, Sub-Series D, 7.125% due 6/15/2041                               1,943
====================================================================================================================================
Connecticut--1.4%   NR*        Baa3     2,000     Mashantucket Western Pequot Tribe, Connecticut, Special Revenue
                                                  Refunding Bonds, Sub-Series A, 5.50% due 9/01/2028                           1,901
                    BBB-       NR*      2,000     Mohegan Tribe Indians, Connecticut, Gaming Authority, Public Improvement
                                                  Revenue Refunding Bonds (Priority Distribution), 6.25% due 1/01/2031         2,033
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
EDA         Economic Development Authority
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family
VRDN        Variable Rate Demand Notes


                                     4 & 5

                                          MuniVest Fund II, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P     Moody's    Face
STATE               Ratings   Ratings   Amount     Issue                                                                      Value
====================================================================================================================================
Florida--3.5%       AA-        A3      $ 1,750    Broward County, Florida, Resource Recovery Revenue Refunding Bonds
                                                  (Wheelabrator), Series A, 5.50% due 12/01/2008                             $ 1,866
                    BBB        Baa2      5,155    Escambia County, Florida, PCR (Champion International Corporation
                                                  Project), AMT, 6.90% due 8/01/2022                                           5,399
                    NR*        NR*         500    Panther Trace, Florida, Community Development District, Special
                                                  Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009                        498
                    NR*        NR*       1,000    Park Place Community Development District, Florida, Special Assessment
                                                  Revenue Bonds, 6.75% due 5/01/2032                                             957
                    NR*        NR*       1,000    Preserve at Wilderness Lake, Florida, Community Development District,
                                                  Capital Improvement Bonds, Series A, 7.10% due 5/01/2033                       993
====================================================================================================================================
Georgia--4.4%       NR*        NR*       1,655    Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station Project),
                                                  7.25% due 12/01/2005                                                         1,655
                    NR*        NR*       2,000    Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                                  Project), 7.90% due 12/01/2024                                               1,992
                                                  Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                    A          A2          380      Series W, 6.60% due 1/01/2018 (i)                                            453
                    A          A2        5,620      Series W, 6.60% due 1/01/2018                                              6,590
                    A          A2        1,250      Series X, 6.50% due 1/01/2020                                              1,455
====================================================================================================================================
Idaho--1.3%         NR*        Aaa       1,665    Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT, Series
                                                  E-2, 6.90% due 1/01/2027                                                     1,798
                    BBB-       Baa3      2,000    Power County, Idaho, Industrial Development Corporation, Solid Waste
                                                  Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45% due
                                                  8/01/2032                                                                    1,922
====================================================================================================================================
Illinois--20.8%     AAA        Aaa       4,215    Chicago, Illinois, Board of Education, GO, Refunding (School Reform),
                                                  Series A, 5.43%** due 12/01/2023 (c)                                         1,230
                    AA-        Aa2       6,925    Chicago, Illinois, Gas Supply Revenue Bonds (Peoples Gas), Series A,
                                                  6.875% due 3/01/2015                                                         7,089
                    AAA        NR*       3,000    Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                                  Bonds, DRIVERS, AMT, Series 253, 9.50% due 1/01/2020 (d)(e)                  3,170
                    BB         B1        4,000    Chicago, Illinois, O'Hare International Airport, Special Facility Revenue
                                                  Refunding Bonds (American Airlines Inc. Project), 8.20% due 12/01/2024       4,007
                    AAA        Aaa       2,040    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7% due
                                                  3/01/2032 (j)(k)                                                             2,255
                    AAA        Aaa       2,385    Cook County, Illinois, Community High School District Number 219, Niles
                                                  Township, GO, 6% due 12/01/2017 (c)                                          2,614
                    AAA        Aaa       1,000    Cook County, Illinois, Wheeling Community Consolidated School District
                                                  Number 21, GO, 5.70%** due 12/01/2020 (h)                                      357
                    A+         A1        2,800    Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                                  Biosolids Management LLC Project), AMT, 6% due 11/01/2023                    2,805
                    A+         A1        6,500    Illinois, HDA, Revenue Refunding Bonds (M/F Program), Series 5, 6.75%
                                                  due 9/01/2023                                                                6,787
                    AAA        Aa2       2,000    Illinois State Sales Tax Revenue Bonds, 6.25% due 6/15/2015                  2,246
                    NR*        Aaa       3,850    Kane, Cook and Du Page Counties, Illinois, Elgin School District
                                                  Number 46, GO, 6.375% due 1/01/2018 (h)                                      4,323
                                                  McLean and Woodford Counties, Illinois, Community Unit, School District
                                                  Number 005, GO, Refunding (h):
                    NR*        Aaa       2,345      6.25% due 12/01/2014                                                       2,689
                    NR*        Aaa       2,000      6.375% due 12/01/2016                                                      2,297
                    AAA        Aaa       2,545    Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                                  Tax Revenue Refunding Bonds (McCormick), Series A, 5.50%** due
                                                  6/15/2022 (d)                                                                  821
                                                  Regional Transportation Authority, Illinois, Revenue Bonds:
                    AAA        Aaa       1,500      Series A, 7.20% due 11/01/2020 (b)                                         1,881
                    AAA        Aaa       7,000      Series A, 6.70% due 11/01/2021 (c)                                         8,472
                    AAA        Aaa       1,000      Series C, 7.10% due 6/01/2004 (c)(g)                                       1,113
                    AAA        Aaa       2,500      Series C, 7.75% due 6/01/2020 (c)                                          3,316
====================================================================================================================================
Indiana--16.2%                                    Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                  Series A:
                    AAA        NR*       2,750      6.875% due 2/01/2012                                                       3,037
                    AAA        NR*       5,750      6.75% due 2/01/2017                                                        6,365
                    NR*        Aaa       5,545    Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                                  6.80% due 1/01/2017 (f)                                                      5,668
                                                  Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                  Series A:
                    AA         Aa2         470      7.25% due 6/01/2015 (i)                                                      570
                    AA         Aa2       1,530      7.25% due 6/01/2015                                                        1,894
                    AA         Aa2       3,775      6.80% due 12/01/2016                                                       4,550
                                                  Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                  Refunding Bonds, Series D:
                    AA         NR*       8,750      6.75% due 2/01/2014                                                       10,342
                    AA         NR*      11,800      6.75% due 2/01/2020                                                       12,421
====================================================================================================================================
Kansas--0.4%        BBB+       A3        1,000    Wyandotte County, Kansas, Kansas City Unified Government, Revenue
                                                  Refunding Bonds (General Motors Corporation Project), 6% due
                                                  6/01/2025                                                                    1,017
====================================================================================================================================
Kentucky--0.7%      BB+        Ba3       2,000    Kenton County, Kentucky, Airport Board, Special Facilities Airport
                                                  Revenue Bonds (Delta Airlines Project), AMT, Series A, 7.50%
                                                  due 2/01/2020                                                                1,996
====================================================================================================================================
Louisiana--8.6%     BBB        Baa3      2,590    Calcasieu Parish, Louisiana, IDB, IDR, Refunding (Olin Corporation
                                                  Project), 6.625% due 2/01/2016                                               2,589
                    NR*        A3        2,000    Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities
                                                  Revenue Refunding Bonds (Trunkline Long Company Project), 7.75%
                                                  due 8/15/2022                                                                2,085
                    AAA        Aaa       5,000    Louisiana Local Government, Environmental Facilities, Community
                                                  Development Authority Revenue Bonds (Capital Projects and Equipment
                                                  Acquisition), Series A, 6.30% due 7/01/2030 (b)                              5,685
                    BB-        NR*      10,000    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                                  Project), 6.50% due 1/01/2017                                                9,859
                    BBB        Baa2      3,600    Sabine River Authority, Louisiana, Water Facilities Revenue Refunding
                                                  Bonds (International Paper Company), 6.20% due 2/01/2025                     3,649
====================================================================================================================================
Maryland--2.3%                                    Maryland State Energy Financing Administration, Solid Waste Disposal
                                                  Revenue Bonds, AMT:
                    A1+        VMIG1@    1,700      (Cimenteries Project), VRDN, 1.75% due 5/01/2035 (a)                       1,700
                    A-         NR*       2,000      Limited Obligation (Wheelabrator Water Projects), 6.45% due 12/01/2016     2,101
                    AAA        Aaa       1,000    Maryland State Health and Higher Educational Facilities Authority Revenue
                                                  Bonds (University of Maryland Medical System), Series B, 7% due
                                                  7/01/2022 (c)                                                                1,243
                    NR*        NR*       1,250    Montgomery County, Maryland, Special Obligation, Special Tax Bond (West
                                                  Germantown Development District), Series B, 6.70% due 7/01/2027              1,255
====================================================================================================================================


                                     6 & 7

                                          MuniVest Fund II, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P     Moody's    Face
STATE                 Ratings   Ratings   Amount  Issue                                                                       Value
====================================================================================================================================
Massachusetts--4.6%   AA-       Aa2       $1,000  Massachusetts State College Building Authority Project, Revenue
                                                  Refunding Bonds, Senior Series A, 7.50% due 5/01/2011                       $1,246
                      BBB-      NR*        1,250  Massachusetts State Development Finance Agency, Revenue Refunding Bonds
                                                  (Eastern Nazarine College), 5.625% due 4/01/2029                               940
                      AA        Aa3        6,000  Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                                  6.50% due 7/15/2019                                                          7,099
                      AAA       Aaa        3,000  Massachusetts State Water Resource Authority, Revenue Refunding Bonds,
                                                  Series A, 6% due 8/01/2016 (c)                                               3,326
====================================================================================================================================
Michigan--7.2%        A1+       NR*        2,800  Eastern Michigan University Revenue Refunding Bonds, VRDN, 1.70% due
                                                  6/01/2027 (a)(c)                                                             2,800
                      AA-       NR*        2,160  Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                                                  6.65% due 4/01/2023                                                          2,219
                      AA+       NR*          130  Michigan State, HDA, Revenue Refunding Bonds, AMT, Series D, 6.85% due
                                                  6/01/2026 (f)                                                                  130
                                                  Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
                                                  Series A:
                      AA        Aa2        8,425    (Ascension Health Credit), 6.125% due 11/15/2026                           8,815
                      BBB-      Baa3       2,000    (Detroit Medical Center Obligation Group), 6.50% due 8/15/2018             1,945
                      A1+       VMIG1@     1,000  Northern Michigan University Revenue Bonds, VRDN, 1.70% due
                                                  6/01/2031 (a)(c)                                                             1,000
                      BB+       NR*        3,000  Pontiac, Michigan, Tax Increment Finance Authority, Revenue Refunding
                                                  Bonds (Development Area Number 3), 6.375% due 6/01/2031                      2,899
====================================================================================================================================
Minnesota--1.4%                                   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                      AA+       Aa1        1,470    Series L, 6.70% due 7/01/2020                                              1,522
                      AA+       Aa1        2,305    Series M, 6.70% due 7/01/2026                                              2,384
====================================================================================================================================
Mississippi--3.1%                                 Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                                  (System Energy Resources Inc. Project):
                      BBB-      Ba1        4,100    5.875% due 4/01/2022                                                       3,919
                      BBB-      Ba1        1,750    5.90% due 5/01/2022                                                        1,678
                      A1        VMIG1@     3,000  Mississippi Business Finance Corporation, Mississippi, Solid Waste
                                                  Disposal Revenue Refunding Bonds (Mississippi Power Company Project),
                                                  VRDN, AMT, 1.85% due 5/01/2028 (a)                                           3,000
====================================================================================================================================
Missouri--0.7%        AAA       NR*        1,660  Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                  Bonds (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (j)               1,804
====================================================================================================================================
Nebraska--2.2%                                    Nebraska Investment Finance Authority, S/F Housing Revenue Bonds,
                                                  AMT (j):
                      AAA       NR*        2,235    Series C, 6.30% due 9/01/2028 (k)                                          2,308
                      AAA       NR*        3,615    Series D, 6.45% due 3/01/2028                                              3,768
====================================================================================================================================
Nevada--2.5%          AAA       Aaa        3,300  Clark County, Nevada, IDR (Power Company Project), AMT, Series A, 6.70%
                                                  due 6/01/2022 (c)                                                            3,377
                      AAA       Aaa          875  Nevada Housing Division Revenue Bonds (S/F Program), AMT, Senior Series
                                                  E, 7% due 10/01/2019 (f)                                                       908
                      AAA       Aaa        2,500  Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra Pacific Power
                                                  Company), AMT, 6.65% due 12/01/2017 (b)                                      2,594
====================================================================================================================================
New Jersey--3.8%      NR*       NR*        1,335  New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest Village
                                                  Inc. Facility), Series A, 7.25% due 11/15/2021                               1,308
                      BB-       B3         2,000  New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc.
                                                  Project), AMT, 6.25% due 9/15/2029                                           1,741
                      AAA       Aaa        2,700  New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                                                  Bonds, AMT, Series M, 6.95% due 10/01/2022 (d)                               2,823
                                                  New Jersey State Transportation Trust Fund Authority, Transportation
                                                  System Revenue Refunding Bonds, Series B:
                      AAA       Aaa        2,100    6% due 12/15/2017                                                          2,339
                      AAA       Aaa        2,140    6% due 12/15/2019                                                          2,367
====================================================================================================================================
New York--8.2%        NR*       Aa2        3,375  New York City, New York, City Transitional Finance Authority Revenue
                                                  Bonds, RIB, Series 283, 10.56% due 11/15/2015 (e)                            4,202
                                                  New York City, New York, GO, Refunding, Series A:
                      AAA       NR*        3,530    6.50% due 5/15/2012                                                        4,084
                      AAA       Aaa        5,000    6.375% due 5/15/2015 (c)                                                   5,698
                      AAA       NR*        7,000  New York State Dormitory Authority, Revenue Refunding Bonds, RIB, Series
                                                  305, 10.09% due 5/15/2015 (d)(e)                                             8,649
====================================================================================================================================
North Carolina--0.6%  NR*       NR*        1,625  North Carolina Medical Care Commission, Retirement Facilities, First
                                                  Mortgage Revenue Bonds (Forest at Duke Project), 6.375% due 9/01/2032        1,616
====================================================================================================================================
Ohio--0.0%            NR*       VMIG1@       100  Montgomery County, Ohio, Revenue Refunding Bonds (Miami Valley Hospital),
                                                  VRDN, Series A, 1.70% due 11/15/2022 (a)                                       100
====================================================================================================================================
Pennsylvania--4.4%    A1        NR*          600  Allegheny County, Pennsylvania, IDA, Health and Housing Facilities
                                                  Revenue Refunding Bonds (Longwood at Oakmont Inc.), VRDN, Senior Series
                                                  B, 1.80% due 7/01/2027 (a)                                                     600
                      NR*       Aaa        2,000  Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                  Bonds, RIB, Series 396, 10.09% due 1/01/2019 (e)(h)                          2,372
                      AAA       Aaa        2,040  Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                                                  6.125% due 12/15/2010 (d)(g)                                                 2,352
                                                  Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds:
                      A-        NR*        4,300    (Guthrie Health), Series A, 5.875% due 12/01/2031                          4,303
                      A-        NR*        2,425    (Guthrie Health Issue), Series B, 5.85% due 12/01/2020                     2,452
====================================================================================================================================
South Carolina--3.1%  AAA       Aaa        2,725  Clemson University, South Carolina, University Revenue Bonds, 6.25% due
                                                  5/01/2015 (b)                                                                3,053
                      BBB       Baa2       3,000  Richland County, South Carolina, Solid Waste Disposal Facilities Revenue
                                                  Bonds (Union Camp Corporation Project), AMT, Series B, 7.125% due
                                                  9/01/2021                                                                    3,064
                      NR*       Aa2          625  South Carolina Housing Finance and Development Authority, Mortgage
                                                  Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027                              643
                      BBB-      NR*        2,000  South Carolina Jobs, EDA Revenue Bonds (Myrtle Beach Convention Center),
                                                  Series A, 6.625% due 4/01/2036                                               1,995
====================================================================================================================================
Tennessee--1.8%       BBB+      Baa1       5,000  Shelby County, Tennessee, Health, Educational and Housing Facility Board,
                                                  Hospital Revenue Refunding Bonds (Methodist Healthcare), 6.50% due
                                                  9/01/2026                                                                    5,029
====================================================================================================================================


                                     8 & 9

                                          MuniVest Fund II, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P     Moody's    Face
STATE                 Ratings   Ratings   Amount  Issue                                                                     Value
====================================================================================================================================
Texas--15.5%          AA-       Aa3       $3,500  Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises
                                                  Inc.), Trust Certificates, Second Tier, Series B, 6% due 1/01/2023      $   3,631
                      BBB-      Baa3       4,510  Austin, Texas, Convention Enterprises Inc., Convention Center Revenue
                                                  Bonds, First Tier, Series A, 6.70% due 1/01/2032                            4,541
                      A1+       VMIG1@       600  Bell County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                                  Series B-2, 1.70% due 8/15/2029 (a)(d)                                        600
                      AAA       Aaa        2,150  Dallas-Fort Worth, Texas, International Airport Revenue Refunding and
                                                  Improvement Bonds, AMT, Series A, 5.875% due 11/01/2018 (c)                 2,265
                      NR*       Baa3       1,000  Grapevine, Texas, Industrial Development Corporation Revenue Bonds
                                                  (Air Cargo), AMT, 6.50% due 1/01/2024                                         991
                      AA-       Aa3        2,500  Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                  Disposal Facility Revenue Bonds (E.I. du Pont de Nemours and Company
                                                  Project), AMT, 6.40% due 4/01/2026 (l)                                      2,645
                      AAA       Aaa        1,665  Harris County, Houston, Texas, Sports Authority, Revenue Refunding
                                                  Bonds, Senior Lien, Series G, 5.75% due 11/15/2019 (d)                      1,767
                      NR*       NR*        1,500  Harris County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Bonds (Memorial Hospital System Project), Series A,
                                                  6.60% due 6/01/2004 (g)                                                     1,650
                      NR*       Aa3        5,000  Harris County, Texas, Health Facilities Development Corporation,
                                                  Revenue Refunding Bonds, RITR, Series 6, 9.095% due 12/01/2027 (e)(i)       5,825
                                                  Houston, Texas, Area Water Corporation, Contract Revenue Bonds
                                                  (Northeast Water Purification Project) (c):
                      AAA       Aaa        1,415    5.50% due 3/01/2018                                                       1,478
                      AAA       Aaa        1,000    5.50% due 3/01/2019                                                       1,038
                      AAA       Aaa        5,720  Houston, Texas, Hotel Occupancy Tax and Special Revenue Refunding
                                                  Bonds (Convention Center), Series B, 5.46%** due 9/01/2023 (b)              1,703
                      AAA       Aaa        2,425  Jefferson County, Texas, GO, 6.25% due 8/01/2010 (g)(h)                     2,803
                      AAA       Aaa        1,000  Lower Neches Valley Authority, Texas, Industrial Development
                                                  Corporation, Environmental Revenue Bonds (Mobil Oil Refining
                                                  Corporation Project), AMT, 6.35% due 4/01/2026                              1,054
                      BBB       Baa2       3,350  Red River Authority, Texas, PCR, Refunding (Celanese Project), AMT,
                                                  Series B, 6.70% due 11/01/2030                                              3,351
                      NR*       Aa1        3,750  San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series 469X,
                                                  9.51% due 2/01/2014 (e)                                                     4,335
                      AAA       Aaa        2,850  Williamson County, Texas, GO, Series A, 6% due 8/15/2013 (h)                3,160
====================================================================================================================================
Virginia--1.1%        BBB       Baa2       3,115  Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                                  Revenue Bonds (Union Camp Corporation Project), AMT, 6.55% due
                                                  4/01/2024                                                                   3,171
====================================================================================================================================
Washington--13.6%     AAA       Aaa        2,425  Chelan County, Washington, Public Utility District Number 001,
                                                  Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT, Series D,
                                                  6.35% due 7/01/2028 (d)                                                     2,587
                      AAA       Aaa        3,245  Douglas County, Washington, Public Utility District Number 001, Wells
                                                  Hydroelectric Revenue Bonds, Series B, 6% due 9/01/2029 (d)                 3,467
                                                  Energy Northwest, Washington, Electric Revenue Refunding Bonds,
                                                  DRIVERS (e):
                      AAA       NR*        2,250    Series 248, 9.55% due 7/01/2018 (d)                                       2,553
                      AAA       NR*        1,125    Series 255, 9.96% due 7/01/2018 (b)                                       1,338
                      AAA       NR*        3,650    Series 256, 9.96% due 7/01/2017 (d)                                       4,379
                      NR*       NR*        1,000  Port Seattle, Washington, Special Facilities Revenue Bonds (Northwest
                                                  Airlines Project), AMT, 7.25% due 4/01/2030                                   930
                      AAA       Aaa        5,000  Washington State, GO, Trust Receipts, Class R, Series 6, 9.922% due
                                                  1/01/2014 (e)(h)                                                            5,924
                      AA        NR*        2,200  Washington State Health Care Facilities Authority Revenue Bonds
                                                  (Kadlec Medical Center), 6% due 12/01/2030                                  2,250
                                                  Washington State Public Power Supply System, Revenue Refunding Bonds,
                                                  Series B:
                      AA-       Aa1          915    (Nuclear Project No. 1), 7.25% due 7/01/2009 (i)                          1,107
                      AA-       Aa1        4,035    (Nuclear Project No. 1), 7.25% due 7/01/2009 (i)                          4,645
                      AA-       Aa1        5,000    (Nuclear Project No. 1), 7.125% due 7/01/2016                             6,135
                      AAA       Aaa        1,900    (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)                         2,331
====================================================================================================================================
Wisconsin--0.1%       AA        Aa2          145  Wisconsin Housing and Economic Development Authority, Home Ownership
                                                  Revenue Refunding Bonds, AMT, Series D, 6.65% due 7/01/2025                   151
====================================================================================================================================
Wyoming--2.6%         BBB-      Baa3       5,000  Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                                  Corp. Project), AMT, Series B, 6.90% due 9/01/2024                          5,011
                      AA        Aa2        1,500  Wyoming Community Development Authority, S/F Mortgage Revenue Bonds,
                                                  AMT, Series H, 7.10% due 6/01/2012 (f)                                      1,546
                      AA        Aa2          685  Wyoming Community Development Authority, S/F Mortgage Revenue
                                                  Refunding Bonds, Series B, 6.70% due 6/01/2017                                687
====================================================================================================================================
Puerto Rico--3.6%     A         Baa1       2,500  Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                  Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041                 2,635
                      A-        Baa3       7,000  Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                                  Appropriation, Series E, 5.70% due 8/01/2025                                7,252
====================================================================================================================================
                      Total Investments (Cost--$388,079)--148.3%                                                            410,216
                      Variation Margin on Financial Futures Contracts***--0.0%                                                  (45)
                      Other Assets Less Liabilities--0.5%                                                                     1,370
                      Preferred Stock, at Redemption Value--(48.8%)                                                        (135,013)
                                                                                                                          ---------
                      Net Assets Applicable to Common Stock--100.0%                                                       $ 276,528
                                                                                                                          =========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(f)   FHA Insured.
(g)   Prerefunded.
(h)   FSA Insured.
(i)   Escrowed to maturity.
(j)   FNMA/GNMA Collateralized.
(k)   FHLMC Collateralized.
(l) All or a portion of security held as collateral in connection with open financial futures contracts.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of April 30, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                Expiration
      Contracts            Issue                   Date                    Value
      --------------------------------------------------------------------------
         410         US Treasury Notes          June 2002            $43,280,625
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$43,389,531)                            $43,280,625
                                                                     ===========
      --------------------------------------------------------------------------

  @   Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


                                    10 & 11

                                          MuniVest Fund II, Inc., April 30, 2002

STATEMENT OF NET ASSETS

                       As of April 30, 2002
==================================================================================================================================
Assets:                Investments, at value (identified cost--$388,078,659) .........................               $ 410,216,035
                       Cash ..........................................................................                      98,904
                       Receivables:
                          Interest ................................................................... $7,291,360
                          Securities sold ............................................................    220,015        7,511,375
                                                                                                       ----------
                       Prepaid expenses and other assets .............................................                      33,799
                                                                                                                     -------------
                       Total assets ..................................................................                 417,860,113
                                                                                                                     -------------
==================================================================================================================================
Liabilities:           Payables:
                          Securities purchased .......................................................  5,865,061
                          Dividends to shareholders ..................................................    195,459
                          Investment adviser .........................................................    168,410
                          Variation margin ...........................................................     44,844        6,273,774
                                                                                                       ----------
                       Accrued expenses ..............................................................                      45,430
                                                                                                                     -------------
                       Total liabilities .............................................................                   6,319,204
                                                                                                                     -------------
==================================================================================================================================
Preferred Stock:       Preferred Stock, par value $.05 per share (5,400 shares of AMPS* issued
                       and outstanding at $25,000 per share liquidation preference) ..................                 135,012,942
                                                                                                                     -------------
==================================================================================================================================
Net Assets Applicable  Net assets applicable to Common Stock .........................................               $ 276,527,967
To Common Stock:                                                                                                     =============
==================================================================================================================================
Analysis of Net        Common Stock, par value $.10 per share (19,907,055 shares issued and
Assets Applicable      outstanding) ..................................................................               $   1,990,705
To Common Stock:       Paid-in capital in excess of par ..............................................                 277,543,466
                       Undistributed investment income--net ..........................................                   3,291,054
                       Accumulated realized capital losses on investments--net .......................                 (28,543,540)
                       Unrealized appreciation on investments--net ...................................                  22,246,282
                                                                                                                     -------------
                       Total--Equivalent to $13.89 net asset value per share of Common Stock (market
                       price--$13.08) ................................................................               $ 276,527,967
                                                                                                                     =============
==================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                        For the Six Months Ended April 30, 2002
==============================================================================================================
Investment              Interest ................................................                  $12,031,030
Income:
==============================================================================================================
Expenses:               Investment advisory fees ................................    $1,021,398
                        Commission fees .........................................       182,244
                        Accounting services .....................................        74,611
                        Professional fees .......................................        41,296
                        Transfer agent fees .....................................        30,189
                        Printing and shareholder reports ........................        20,692
                        Directors' fees and expenses ............................        15,180
                        Custodian fees ..........................................        14,585
                        Listing fees ............................................        14,017
                        Pricing fees ............................................         9,269
                        Other ...................................................        18,978
                                                                                     ----------
                        Total expenses ..........................................                    1,442,459
                                                                                                   -----------
                        Investment income--net ..................................                   10,588,571
                                                                                                   -----------
==============================================================================================================
Realized & Unrealized   Realized gain on investments--net .......................                      551,301
Gain (Loss) on          Change in unrealized appreciation on investments--net ...                   (9,373,177)
Investments--Net:                                                                                  -----------
                        Total realized and unrealized loss on investments--net ..                   (8,821,876)
                                                                                                   -----------
==============================================================================================================
Dividends to            Investment income--net ..................................                     (976,788)
Preferred Stock                                                                                    -----------
Shareholders:           Net Increase in Net Assets Resulting from Operations ....                  $   789,907
                                                                                                   ===========
==============================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                                          MuniVest Fund II, Inc., April 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Six         For the
                                                                                                     Months Ended      Year Ended
                                                                                                       April 30,      October 31,
                 Increase (Decrease) in Net Assets:                                                       2002            2001+
==================================================================================================================================
Operations:      Investment income--net ...........................................................  $  10,588,571   $  20,503,147
                 Realized gain on investments--net ................................................        551,301       2,408,248
                 Change in unrealized appreciation/depreciation on investments--net ...............     (9,373,177)     16,792,660
                 Dividends to Preferred Stock shareholders ........................................       (976,788)     (4,341,186)
                                                                                                     -------------   -------------
                 Net increase in net assets resulting from operations .............................        789,907      35,362,869
                                                                                                     -------------   -------------
==================================================================================================================================
Dividends to     Investment income--net ...........................................................     (8,808,872)    (15,985,366)
Common Stock                                                                                         -------------   -------------
Shareholders:    Net decrease in net assets resulting from dividends to Common Stock shareholders .     (8,808,872)    (15,985,366)
                                                                                                     -------------   -------------
==================================================================================================================================
Net Assets       Total increase (decrease) in net assets applicable to Common Stock ...............     (8,018,965)     19,377,503
Applicable to    Beginning of period ..............................................................    284,546,932     265,169,429
Common Stock:                                                                                        -------------   -------------
                 End of period* ...................................................................  $ 276,527,967   $ 284,546,932
                                                                                                     =============   =============
==================================================================================================================================
                *Undistributed investment income--net .............................................  $   3,291,054   $   2,488,143
                                                                                                     =============   =============
==================================================================================================================================

+ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been
                     derived from information provided in the financial      For the Six
                     statements.                                            Months Ended        For the Year Ended October 31,
                                                                              April 30,   -----------------------------------------
                     Increase (Decrease) in Net Asset Value:                    2002        2001       2000       1999       1998
===================================================================================================================================
Per Share            Net asset value, beginning of period .................   $  14.29    $  13.32   $  12.81   $  14.85   $  14.59
Operating                                                                     --------    --------   --------   --------   --------
Performance:++       Investment income--net ...............................        .54        1.02       1.04       1.05       1.08
                     Realized and unrealized gain (loss)
                     on investments--net ..................................       (.45)        .97        .54      (2.05)       .26
                     Dividends to Preferred Stock shareholders from
                     investment income--net ...............................       (.05)       (.22)      (.28)      (.22)      (.24)
                                                                              --------    --------   --------   --------   --------
                     Total from investment operations .....................        .04        1.77       1.30      (1.22)      1.10
                                                                              --------    --------   --------   --------   --------
                     Less dividends to Common Stock shareholders from
                     investment income--net ...............................       (.44)       (.80)      (.79)      (.82)      (.84)
                                                                              --------    --------   --------   --------   --------
                     Net asset value, end of period .......................   $  13.89    $  14.29   $  13.32   $  12.81   $  14.85
                                                                              ========    ========   ========   ========   ========
                     Market price per share, end of period ................   $  13.08    $  13.69   $ 11.625   $  11.75   $14.4375
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Total Investment     Based on market price per share ......................     (1.25%)+    25.20%      5.93%    (13.49%)    10.37%
Return:**                                                                     ========    ========   ========   ========   ========
                     Based on net asset value per share ...................       .46%+     14.06%     11.33%     (8.31%)     7.96%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses*** ....................................      1.05%*      1.02%      1.08%      1.01%       .96%
Average Net Assets                                                            ========    ========   ========   ========   ========
Of Common Stock:     Total investment income--net*** ......................      7.70%*      7.42%      8.00%      7.36%      7.32%
                                                                              ========    ========   ========   ========   ========
                     Amount of dividends to Preferred Stock shareholders ..       .71%*      1.57%      2.15%      1.53%      1.61%
                                                                              ========    ========   ========   ========   ========
                     Investment income--net, to Common Stock shareholders .      6.99%*      5.85%      5.85%      5.83%      5.71%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses .......................................       .71%*       .69%       .71%       .68%       .66%
Average Net Assets                                                            ========    ========   ========   ========   ========
Of Common &          Total investment income--net .........................      5.18%*      4.98%      5.24%      4.99%      5.06%
Preferred Stock:***                                                           ========    ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ............      1.46%*      3.22%      4.08%      3.22%      3.52%
Average Net Assets                                                            ========    ========   ========   ========   ========
Of Preferred Stock:
===================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) .......................................   $276,528    $284,547   $265,169   $254,975   $295,621
                                                                              ========    ========   ========   ========   ========
                     Preferred Stock outstanding, end of period
                     (in thousands) .......................................   $135,000    $135,000   $135,000   $135,000   $135,000
                                                                              ========    ========   ========   ========   ========
                     Portfolio turnover ...................................     43.51%      87.80%    110.66%    114.06%    140.55%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ............................   $  3,048    $  3,108   $  2,964   $  2,889   $  3,190
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Dividends Per Share  Series A--Investment income--net .....................   $    164    $    793   $  1,067   $    816   $    897
On Preferred Stock                                                            ========    ========   ========   ========   ========
Outstanding:         Series B--Investment income--net .....................   $    168    $    834   $    990   $    810   $    875
                                                                              ========    ========   ========   ========   ========
                     Series C--Investment income--net .....................   $    211    $    784   $  1,012   $    786   $    869
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Aggregate total investment return.
 ++ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


                                    14 & 15

                                          MuniVest Fund II, Inc., April 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM $8,541 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $180,103,814 and $173,568,507, respectively.

Net realized gains (losses) for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                 Realized             Unrealized
                                              Gains (Losses)             Gains
--------------------------------------------------------------------------------
Long-term investments .....................    $ 1,157,490           $22,137,376
Financial futures contracts ...............       (606,189)              108,906
                                               -----------           -----------
Total .....................................    $   551,301           $22,246,282
                                               ===========           ===========
--------------------------------------------------------------------------------

As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $22,137,376, of which $23,413,517 related to appreciated securities and $1,276,141 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $388,078,659.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2002 and during the year ended October 31, 2001 remained constant.


                                    16 & 17

                                          MuniVest Fund II, Inc., April 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.30%; Series B, 1.40%; and Series C, 1.50%.

Shares issued and outstanding during the six months ended April 30, 2002 and during the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $79,916 as commissions.

5. Capital Loss Carryforward:

At October 31, 2001, the Fund had a net capital loss carryforward of approximately $25,672,000, of which $5,950,000 expires in 2003, $10,964,000 expires in 2007 and $8,758,000 expires in 2008. These amounts will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.075000 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                           Total Assets
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................      37.2%
AA/Aa ............................................................      24.4
A/A ..............................................................      11.0
BBB/Baa ..........................................................      13.3
BB/Ba ............................................................       5.4
NR (Not Rated) ...................................................       4.3
Other* ...........................................................       2.5
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Vincent R. Giordano, Senior Vice President of MuniVest Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Giordano well in his retirement.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MVT


                                    18 & 19
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[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

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